CONSULTANCY & LICENSING AGREEMENT BETWEEN GLOBAL BUSINESS
     INFORMATION  DIRECTORY TD. & NETFACET COMPUTING INC.

THIS AGREEMENT (hereinafter "this Agreement") is made in duplicate,
Between
      Global Business Information Directory Ltd., a Colorado corporation, of 999 - 3rd Avenue, Suite 3800, Seattle,
      Washington 98104, Tel:(604) 618-4109 and e-mail: carby@idmail.com (hereinafter "the Client")
And
      Netfacet  Computing Inc. of 492 Fraser Avenue, Ottawa,
      Ont ario  K2A  2R2, Tel: (613)724-4550 and e-mail:
      natalie.prowse@netfacet.com (hereinafter "the Consultant").

WHEREAS, the Client and the Consultant desire to have an agreement regarding work on a project, and by which the Client

(a) engages the Consultant as a consultant to

(i) direct and coordinate activities concerned with research and development of concepts, ideas, specifications and applications for the Client's new products and

(ii) oversee product development, including quality control, physical distribution, product and packaging design, new product development and improvements on existing products

and

(b) will own the intellectual property resulting from that work and license it to the Consultant;

THEREFORE, in consideration of the representations and promises contained herein, the Client and the Consultant agree as follows:

Definitions
In this Agreement,

(a) "Background Intellectual Property" means Intellectual Property that is not Foreground Intellectual Property;
(b) "Effective Date" means 1 April 1999;
(c) "Expenses" includes, but is not limited to, expenses for travel, equipment and sub-contract labour;
(d)  "Foreground Intellectual Property" means the Intellectual
Property arising out of or pursuant to this Agreement;
(e) "Intellectual Property" includes, but is not limited to, interests in or as to know-how, show-how, trade secrecy, confidentiality, copyright, moral rights, industrial design registrations, patents, trade marks, trade names, misappropriation of personality, invasion of privacy and defamation;
(f) "the Licensed Activities"
    (i) includes, but is not limited to, the replication, modification, improvement and use of the Licensed Products, and further includes confidential disclosure of the source code thereof to the Consultant's employees and agents but
    (ii) does not include sublicense, or disclosure, of the source code thereof to other than the employees or agents of the Consultant;

(g) "the Licensed Products" means Products that are subject to Foreground Intellectual Property;

(h) "Products" means goods and services;

(i) "the Resources" includes, but is not limited to, information, personnel, money, equipment and materials, provided by the
Client to the Consultant pursuant to this Agreement to assist the Consultant to do the Work and in particular includes licenses of Background Intellectual Property;

(j) "the Start-Work Date" means the following date: 1 April 1999; and

(k) "the Work" means endeavoring to deliver Deliverables to the Client, in accordance with the Statement of Work attached to this Agreement as Schedule A.

The Consultancy: The Resources, The Work & The Payments

1.  From the Start-Work Date,

(a) the Client shall provide the Resources to the Consultant;

(b) the Consultant shall do the Work, and aside from no more than five days per month at the Client's premises the Consultant may do the Work, and have the Work done, anywhere; and

(c) the Consultant shall escrow all source code created by the Consultantpursuant to this Agreement, on a weekly basis with an agreed upon escrow agency.

2.  The Client shall

(a) on 1 July 1999, 50,000 class A shares of the Client to the Consultan in accordance with the notice provision of this Agreement;

(b) pay the Consultant $8,000 U.S. per month in respect of each calendar month or part thereof that this Agreement is in effect (hereinafter, inrespect of each such month or part thereof, "the Consultancy Fee") split between two payments per month, one being on the fifteenth day of each month for invoices received on or before the fourteenth day of the month and the other being on the last day of each month for invoices received after the fourteenth day of the month; and

(c) reimburse the Consultant's Expenses in response to the Consultant's invoices for such reimbursement.

3.  The  Consultancy Fees and reimbursement of the ConsultantAEs
Expenses  shall
be paid by cheque in accordance with the notice provision of this Agreement.

Intellectual Property: Ownership & Licensing

4. The Client grants and warrants that the Consultant's use of the Resources pursuant to this Agreement shall not infringe any person's legal interest whether contractual, tort-based, proprietary, or otherwise and whether or not including Intellectual Property. The Client indemnifies the Consultant against all liability for such infringement and against all liability from allegations of such infringement.

5. As between the Client and the Consultant, the Client shall own each Deliverable, and the Foreground Intellectual Property associated with that Deliverable, once the Consultancy Fees and Consultant's Expenses in respect thereof have been paid.

6(1). Upon conditions, the Client hereby grants, and agrees to grant, to the Consultant an irrevocable license to engage in the Licensed Activities.

6(2). The conditions are that the Consultant shall during the existence of Foreground Intellectual Property
(a)  pay  the  Client 5% of net revenues from the Licensed
Activities (hereinafter, "the Foreground Intellectual Property Royalties");
(b) the Consultant shall pay all applicable GST on the Foreground Intellectual Property Royalties;
(c) report, in accordance with the notice provision of this Agreement, all Foreground Intellectual Property infringements of which the Consultant becomes aware; and

(d) but only so long as this Agreement is in effect, not resell, license or transfer rights to the Licensed Activities to another person without the expressed permission of the Client.

Relationship Between the Client and the Consultant

7. The relationship between the Client and the Consultant shall be that of client and independent contractor and, without limiting the generality of the foregoing, neither one of them shall

(a) be considered as an agent, principal, partner, or joint venturer of the other or

(b) have any power to commit the other to any expenditure or other obligation except as provided by this Agreement.

Insurance & Indemnification

8.  The Client shall

(a) have the full responsibility for the purchase of all health and medical, accident or other insurance of the Client which may be necessary in respect to any loss, injury, damage or illness occurring as a result of this Agreement;

(b) indemnify the Consultant for, and absolve the Consultant of, all responsibility for all prejudice, loss or damage sustained as a result of the non-observance of this Agreement and for any court action, claim or charge of any kind, including but not limited to taxes, which may result from a wrongful act of commission or omission perpetrated by the Client pursuant to this Agreement; and

(c) bear all legal costs and other legitimate expenses incurred in connection with any legal action in which the Consultant may be implicated as the result of an offense committed by the Client.

Assignabilitv & Delegabilitv

9. The Consultant shall endeavour to retain the services of Natalie Prowse for the duration of this Agreement. However, the Consultant, but not the Client, may assign or delegate the Work, and this Agreement, in whole or in part.

Notices

10. All notices or deliveries under this Agreement shall be in writing, dated, signed and delivered

(a) to a fax, or address, specified on the first page of this Agreement; or

(b) to an amended fax, or amended address, specified by notice; or

(c) in person.

Entirety of this Document

11. This document is the entire evidence of the agreement between the parties to this Agreement and supersedes all previous communications, and agreements, between them.

Amending this Agreement

12. Except through section 10(b) of this Agreement, the parties to this
Agreement may amend this Agreement only by written agreement dated and signed by, and delivered to, both of them.

Interpretation & Applicable Law

13(1). The headings in this document are included for reference convenience only do not form part of this Agreement.

13(2). Every provision of this Agreement, and every part of those provisions, shall be severable. If any such provision, or part of a provision, is adjudicated as invalid or unenforceable then the balance shall survive.

13(3). This Agreement shall be interpreted, construed, and applied, in accordance with the law of Ontario, Canada.

Dispute Resolution

14. In the event of a dispute between the parties to this Agreement, arising out of, or relating to this Agreement, they shall

(a) make a good faith effort to settle it amicably; and

(b) if they do not settle it amicably, then the dispute shall be settled by instituting
   (i) through a notice in accordance with the notice provision of this Agreement, arbitration by a sole arbitrator to be appointed by mutual agreement; or
   (ii) failing such appointment, arbitration by the President of the International Court of Justice.

Commencement & Termination

15.  This Agreement shall be in effect from the Effective Date.

16. Unless terminated in accordance with section 17 of this Agreement, this Agreement shall terminate at the end of the twenty-fourth full calendar month following the Effective Date.

17.  This Agreement may be terminated

(a) by either party to this Agreement by 30 days notice in accordance with the notice provision of this Agreement; or

(b) at the option of the Consultant, upon any change in the ownership or control of the Client.

ACCORDINGLY, the Client and the Consultant have dated, signed, and delivered this document.


Name: Global Business Information Directory Ltd.

Date: April 10, 1999

Signature: /s/ Stephen Carmichael

Stephen Carmichael

President



Name: Netfacet Computing Inc.

Date: April 10, 1999

Signature: /s/ Natalie Prowse

Natalie Prowse

President